UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2010

PACIFIC SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

001-34379	41-2190974
(Commission File Number)	(I.R.S. Employer
Identification No.)

123 West Nye Lane, Suite 129
Carson City, Nevada	89706
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(702) 234-4148

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 - Changes in Registrant’s Certifying Accountant.

We dismissed Dale Matheson Carr-Hilton Labonte LLP (“DMCL”) as our principal accountant effective on January 20, 2010, and we appointed R.R. Hawkins & Associates International, PSC, an accountancy corporation (“RR Hawkins”) as our new principal accountant. DMCL’s report on our financial statements for either of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception of a qualification with respect to uncertainty as to our ability to continue as a going concern. The decision to change accountants was recommended and approved by our Board of Directors.

During our two most recent fiscal years, and the subsequent interim period through DMCL’s dismissal, there were no disagreements with DMCL on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of DMCL, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, nor were there any “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

We engaged RR Hawkins as our new independent accountant as of January 20, 2010. During our two most recent fiscal years, and the subsequent interim period through RR Hawkins’ hiring, neither we nor anyone on our behalf engaged RR Hawkins regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was either the subject of a “disagreement” or a “reportable event,” both as such terms are defined in Item 304 of Regulation S-K.

We requested DMCL to furnish us with a letter addressed to the Commission stating whether it agrees with the statements made by us in this Current Report, and, if not, expressing the respects in which it does not agree. The letter was furnished by DMCL to us and is attached to this Current Report as Exhibit 16.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

16.1	Letter from Dale Matheson Carr-Hilton Labonte LLP, dated February 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pacific Software, Inc.

(Registrant)

Date: February 8, 2010

By: /s/ HARRYSEN MITTLER

Harrysen Mittler

President

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